SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 10, 2012 (February 9, 2012)

VIRTUALSCOPICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

500 Linden Oaks, Rochester, New York	14625
(Address of Principal Executive Offices)	(Zip Code)

(585) 249-6231

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01 Other Events.

On February 9, 2012, VirtualScopics, Inc., (the “Company”), received a letter from The Nasdaq Stock Market ("Nasdaq”) advising that it had regained compliance with Nasdaq Listing Rule 5550(a)(2) for maintaining a minimum bid price of $1.00. On January 4, 2012, Staff notified the Company that its common stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive business days. As a result regaining compliance, Nasdaq informed the Company in the letter that the matter is now closed. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.

Date: February 10, 2012	By:	/s/ Molly Henderson
	Name:	Molly Henderson
	Title:	Chief Business and Financial Officer, Sr Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 9, 2012